Exhibit 99.2

REFINITIV STREETEVENTS EDITED TRANSCRIPT Q4 2022 VOXX International Corp Earnings Call EVENT DATE/TIME: MAY 17, 2022 / 2:00PM GMT

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Exhibit 99.2

CORPORATE PARTICIPANTSCharles Michael Stoehr VOXX International Corporation - Senior VP, CFO & DirectorPatrick M. Lavelle VOXX International Corporation - President, CEO & DirectorCONFERENCE CALL PARTICIPANTSBrian William Ruttenbur Imperial Capital, LLC, Research Division - Research AnalystThomas Ferris Forte D.A. Davidson & Co., Research Division - MD & Senior Research AnalystAlex Albertini Axebrook Capital - Glenn Wiener GW Communications LLC - OwnerPRESENTATIONOperatorGood day and thank you for standing by and welcome to the VOXX International Fiscal 2022 Fourth Quarter Results Conference Call. (Operator Instructions) Please be advised that today's conference is being recorded.I will now like to hand the conference over to speaker today, Glenn Wiener, please go ahead.─────────────────────────────────────────────────────────────────────────────────────Glenn Wiener GW Communications LLC - Owner(inaudible) Good morning and welcome to VOXX International's fiscal 2022 fourth quarter and year end conference call. Yesterday we filled our Form 10-K and issued our press release and documents can be found in the Investor Relations section of our website at www.voxxintl.com. An updated investor presentation will be posted later this week.Today we will have prepared remarks from Pat Lavelle, President and Chief Executive Officer and Michael Stoehr, Senior Vice President and Chief Financial Officer, after which we will open up the call for questions. John Shalam, Chairman is with us today and available for questions and answers as well.I would like to remind everyone that except for historical information contained herein, statements made on today's call and webcast that would constitute forward-looking statements are based on currently available information. The company assumes no responsibility to update any such forward looking statements and I'd like to point you to the risk factors associated with our business which are detailed in our Form 10-k for the period ended February 28 2022. I'd like to thank you for your continued support of VOXX and it's my pleasure to now turn the call over to Pat.─────────────────────────────────────────────────────────────────────────────────────Patrick M. Lavelle VOXX International Corporation - President, CEO & DirectorThanks, Glenn, and good morning everyone. I'll start today with a few comments on year-end and fourth quarter and then focus on the upcoming year. I'm quite proud of the VOXX team and how they performed during a year full of economic turbulence and issues beyond our control that impacted our performance and that of many of our key customers. Despite this revenue was up close to 13%, all

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Exhibit 99.2

segments grew year-over-year, and we reported adjusted EBITDA of almost $40 million.During the year, we acquired the Onkyo and Integra brands and formed a JV with Sharp Corporation. We establish a new licensing and distribution agreement with Pioneer. We added international brands through distribution agreements at our 11 TC subsidiary. We had our first full-year owning Directed Electronics, where we expanded our product portfolio and extended our leadership in Automotive Security and Safety. And we continued to win new multi-year OEM awards in Automotive with 2 new awards received since fiscal year end. These positive developments have opened up new avenues for growth and I believe higher profitability in the future.Chip shortages will continue to have an impact near-term on OEM production and remains the #1 obstacle for our OEM customers. Thanks in part to our decades long relationships with many of our suppliers, we have been able to manage through many of the supply chain issues and continue to secure inventory to meet our customer's needs. We have increased our inventory carry to allow for additional lead times in procurement and shipment. This will require a higher volume of inventory but enables us to serve our customer base better and with minimal distribution.Although the overall container and chassis situation at the ports has improved, the COVID shutdowns in China are a concern. And if this continues will disrupt supply for many companies. We are watching this closely to get ahead of it. And finally, we continued to negotiate price increases with our customers in the fourth quarter, to offset higher costs and believe these actions have improved our margin structure going forward.As for fourth quarter comparisons: total revenue was up modestly, gross margins improved, and the increase in operating expenses was primarily due to the Onkyo acquisition and the establishment of Klipsch Australia. We were profitable with operating income of $3.2 million and reported adjusted EBITDA of $9.3 million. Consumer segment revenue was up 3.4 million with Premium Audio driving the growth. Gross margins improved by 360 basis points and should continue to get stronger as we ramp up production at Onkyo, resulting in higher profitability.As said, our Automotive segment continues to be impacted by component and chip shortages for vehicle production that led to all of our OEM customers missing delivery targets. Revenue was down $1.9 million and gross margins declined by 610 basis points, again, due primarily to the increased cost of components. We continue to negotiate with our customers to revise pricing to reflect higher component and shipping costs. And if not successful, we may be forced to refuse some new orders.Although these challenges will exist moving into 2023, we expect our Automotive business to grow based on all of the new awards that will launch over the next few years. Additionally, this will be the third year in a row that car manufacturers have not kept up with demand. And this to me, is an indication that even in an economic downturn, demand for new vehicles will be very high.So let me jump into the segments and staying with Automotive. During the fiscal '23 first quarter, I am

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Exhibit 99.2

pleased to announce a new multi-year award from Osh Kosh Defense, estimated to be approximately $45 million to start and with a potential value of over $140 million. VOXX automotive will be providing a newly developed camera system to Osh Kosh that will be used in the US Postal Service's new fleet of next generation delivery vehicles.The initial program will be for 50,000 vehicles and is expected to grow to 165,000 vehicles over the lifetime of the contract. Mass production is slated to begin this year in our fiscal third quarter with revenue realized over the next 4 to 5 years for the first 50,000 vehicles. We're also working on other projects related to this program. Noisemakers for their electronic vehicles, tilt sensors and in-vehicle speakers which could increase the total value, although no firm contracts are in place for these items yet.Amazon Fire Tv for Ford and Stellantis, and the EVO program with Nissan are in production. And as I stated on our last call, volumes are coming in less than expected due to lower production from the car manufacturers. As you may recall, on our fiscal 2022 third quarter call, we increased award projections for the Ford rear-seat entertainment program to $80 million and spoke of other opportunities in progress. I am happy to report those opportunities have now turned into awards. And we've revised the program up substantially, adding new vehicles while extending the program through 2027.The new programs cover various model years for the Aviator, Explorer, Navigator, and Expedition and now brings the total expected value of awards to over $200 million dollars. There are additional programs we're discussing with Ford, which we hope will lead to more awards throughout the year. Our relationship with Ford remains very strong.As for Stellantis, we've previously announced awards for approximately $400 million, covering the Pacifica, Wagoneer, Cherokee, and Dodge Ram vehicles ranging for model years 2022 through 2026.In light of all of the part shortages and delayed production, we are taking a prudent approach and expect this to be revised downward. We were recently advised by TI, Texas Instruments that our chip allocation slated for this November has been moved back to January of '23. And therefore, to combat any further delays in this program, we presented another option to Stellantis, a new board, utilizing an alternative chip.If acceptable, we expect a quick validation and would be in position to resume production in August and with minimal disruption. If everything is agreed to, we're hopeful we can catch up through the lifetime of the award as market conditions improved and based on the pent-up demand I mentioned. We should know more by next quarter. And it was just yesterday that Stellantis announced that they are rescinding some of the burdens in the contract terms for North American suppliers, and we are hopeful that the alternatives that we have proposed are decided on quickly.Additionally, truck manufacturers are producing strong numbers, and we have previously announced new programs with companies such as Daimler Truck, PACCAR, Volvo and Navistar. This bodes well for

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Exhibit 99.2

our OEM business with trucking companies as the numbers they have projected are being met, despite the fact that they are only accepting approximately 55% of the orders they are getting, according to the -- one of the most recent Wall Street Journal reports.If Stellantis approves the new board, we should see strong growth in our OEM business this year. If we can only ship the inventory on-hand through 2Q, our OEM business may be flat in the fiscal year, but will pick up thereafter.Lastly, our aftermarket business continues to grow, from $65 million in sales in fiscal 2020, nearly doubling to $118 million in fiscal 2021 and $136 million this past fiscal year. Our brands, products and distributors continue to drive this group.Moving on to Consumer. Consumer segment sales grew from $280 million in fiscal 2020 to $398 million in fiscal 2021 and this past fiscal year to $434 million, due largely to the growth in Premium Audio. Premium Audio sales have doubled over the past 3 years, coming in at $344 million this past year.Sales are coming in roughly at targets, but even here, we've experienced some challenges securing chips for sound bars and WiFi modules used in AV receivers, which hindered some of the growth in Q4. Despite the chip issues, we still grew during the year. And as soon as the chip supply loosens up, we believe we have opportunities to expand beyond plan.My view of Onkyo remains very positive, and we believe we can grow this group to over $200 million over the next 2 to 3 years. We have new Klipsch products coming to market this year with expanded distribution. We had strong growth within 11 TC and our international business performed well, both in the EMEA and APAC regions. We expanded distribution in China, Hong Kong, Taiwan, Vietnam, and Thailand, and opened our first South Korean distributor in Seoul. In Australia, we established our own direct operation and will be more competitive in this important marketplace.In fiscal '22, we launched the Klipsch Heritage speaker line, introduced the first Klipsch sound bars with Dolby Atmos technology and established the McLaren and PGA partnerships. We set up distribution for the ESOTERIC and TEAC brands sold through 11 TC and captured higher market share in target EMEA regions. The big story of course was Onkyo, which will drive growth within the consumer segment this year.Within our Biometrics segment, although sales were relatively flat for both the fourth quarter and fiscal year, we have a number of projects which are set to launch in fiscal '23. We have new projects beginning in the banking sector and in automotive and will expand within health care, as we've discussed previously. Additionally, we have new management in place. We have significantly reduced overhead, and we expect financial improvements as we move through the year.In closing, there are already hurdles lighting up for this year. The supply chain remains a concern as securing chips will continue to be challenging. As indicated, we need to modify our program with

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Exhibit 99.2

Stellantis. We also have the Seaguard arbitration ruling, which is now in U.S. District Court in California with the judge expected to rule on our motion to vacate or modify the award on June 3. And of course, there is inflation that is impacting the consumer.However, we have momentum and opportunities for expansion across all of our segments. I'm confident in our ability to generate both top and bottom line growth this year and moving forward. The awards received, the acquisitions we have made and some of the programs we have in place or are pursuing should ensure this. Higher volumes at Onkyo, increased automotive aftermarket sales, higher OEM business and a strong pipeline for EyeLock are key factors that should drive our success.Our margin should improve based on the steps we have taken this past year, providing cost stabilize. We expect fiscal '23 to be more normal in terms of our seasonality, lower in the first half and significantly stronger in the second half, which should drive profitability. Thank you.And at this time, I'll turn the call over to Michael for the financial review. Mike?─────────────────────────────────────────────────────────────────────────────────────Charles Michael Stoehr VOXX International Corporation - Senior VP, CFO & DirectorThanks, Pat. Good morning, everyone. I'll make a few comments with respect to our fourth quarter and year-end comparisons and then move to the balance sheet before we open up the call for questions.Starting with revenue. Fourth quarter revenue increased by approximately $1.4 million with the CE segment up $3.4 million and the Automotive segment down $1.9 million. Within Consumer, Premium Audio's product sales grew by $8 million and other CE product sales declined by $4.6 million. While the segment grew, we were impacted by the supply chain and chip shortages and last year, we had more holiday promotions. Additionally, the decision was made to hold back the launch of Reference and Referenc Premier speaker lines in the fiscal 2023 first quarter.During the year-over-year sales increase was driving the year-over-year sales increase was approximately $20 million of higher sales to 11 TC, which includes the Onkyo acquisition and revised distribution and license agreement with Pioneer and higher sales in Germany.Within Automotive, OEM product sales were up $1.5 million, and aftermarket product sales declined by $3.4 million. The new rear-seat entertainment programs with Ford, Stellantis and Nissan, helped drive OEM. Though as Pat noted, volumes were lower than forecasted due to the supply chain shortages, which also impacted our aftermarket business. Driving OEM was also higher volumes with the OEMs producing trucks.Comparing the annual periods, we reported sales increase of $72.3 million or 12.8%. The Automotive segment was up 22.4%, with OEM product sales up over 40% and aftermarket product sales up over 15%. OEM rear-seat entertainment sales grew by $13.3 million as a result of the new programs. We also had a $4.9 million increase in the sales of OEM automotive safety electronics.The CE segment was up 9%, with Premium Audio product sales up close to 15% and other CE product sales down 8.6%. The big driver of growth was our 11 TC subsidiary with sales growth of approximately $45.7 million year-over-year.Moving to gross margins. For the fourth quarter, we reported consolidated gross margins of 26.8%, an increase of 70 basis points. Automotive segment gross margins were down 610 basis points and were adversely impacted by higher supply chain costs and additional costs related to the new OEM programs. CE segment gross margins improved by 360 basis points, due primarily to higher sales to 11TC.For the annual comparisons, consolidated gross margins declined by 140 basis points, but gross profit increased by $10.9 million. Automotive segment gross margins declined by 40 basis points and CE segment gross margins declined by 180 basis points.Net operating expenses. For the fourth quarter, operating expenses increased by $2.2 million. We incurred higher engineering and technical support expenses of $1.7 million related primarily to the Onkyo acquisition and a $900,000 increase in general and administrative expenses, which were driven by higher depreciation and amortization expenses and office expenses. Selling expenses increased by approximately $500,000. Also in last year's fiscal fourth quarter, we incurred a $1.3 million intangible asset impairment charge related to a trademark in our CE segment.In fiscal '22 versus fiscal '21, operating expenses increased by $25.5 million. We had higher headcount and related salary and payroll expenses, higher advertising and web fees, higher office and occupancy costs related to the new Onkyo subsidiary and a full year of DEI subsidiary expenses and higher depreciation and amortization. The bigger drivers of the increase were higher engineering and technical support expenses of $10.6 million and which were primarily related to direct labor and related expenses related to headcount and higher R&D expenses in support of some new OEM programs and new products.Lastly, we incurred acquisition costs of $3.6 million, up $3.3 million year-over-year. This relates to the Onkyo transaction and the joint venture established with Sharp. As an offset, we incurred -- also incurred $1.3 million in tangible asset impairment charges in fiscal 2021, which I just covered.With respect to total other income expense, the $2.3 million decline for the fourth quarter comparison primarily results to lower income at our 50-50 joint venture, ASA, reported as equity and income of equity investees.For the annual comparisons, this increased by approximately $500,000. Staying with the annual comparisons, you'll see the $39.4 million expenses labeled interim arbitration award. This relates to the Seaguard arbitration, which Pat spoke about earlier. No cash has been paid yet, but it is recorded as an expense on our income statement.Lastly, we reported adjusted EBITDA of $9.3 million in fiscal 2022 fourth quarter compared to $11.9

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Exhibit 99.2

million in the comparable fiscal 2021 period. And adjusted EBITDA for fiscal 2022 came in at $39.3 million as compared to $47.2 million in fiscal 2021. You can find the reconciliation of net income attributable to VOXX to EBITDA and adjusted EBITDA in both our press release and Form 10-K.Moving to the balance sheet. We ended the year with $27.8 million in cash and cash equivalents as compared to $21.2 million as of November 30, 2021, and $59.4 million as of February 28, 2021. As Pat indicated earlier, we are using cash due to inventory purchases based on increased lead times and securing inventory for our customers' anticipated needs during the year.We expect to use our cash and depending on the outcome of the Seaguard arbitration, utilize our bank facilities throughout the first half of 2023 to fund operations. As we are returning to more historical seasonal patterns, cash and sales should ramp up in the second half of the year accordingly.Our total debt position was $13.2 million as of February 28, 2022, compared to $13.1 million as of November 30, 2021, and $7.1 million as of February 28, 2021. Our total debt consists of $6.6 million for our Florida mortgage, $1.9 million for our Euro ABL for VOXX Germany and $4.7 million related to the shareholder loan payable to Sharp as part of the joint venture capital structure.The latter two, our German ABL and shareholder loan were not present in prior year ago period. Total long-term debt issuance costs stood at $9.8 million as of fiscal '22 compared to $6 million for fiscal '21 comparable period.This concludes my remarks, and operator, we are ready to open up the call for any questions.─────────────────────────────────────────────────────────────────────────────────────QUESTIONS AND ANSWERSOperator(Operator Instructions) Our first question come from the line of Tom Forte from D.A. Davidson.─────────────────────────────────────────────────────────────────────────────────────Thomas Ferris Forte D.A. Davidson & Co., Research Division - MD & Senior Research AnalystSo I have 3 questions. I'll go one at a time. So the first question I have is, can you talk about your efforts to mitigate inflation beyond increasing prices?─────────────────────────────────────────────────────────────────────────────────────Patrick M. Lavelle VOXX International Corporation - President, CEO & DirectorYes. Well, obviously, we talked about price increases that we've had. But we've also moved production in some categories outside of China to get away from some of the tariffs that should lower cost for us. We've also within -- not only with Stellantis, but within the entire group within Consumer or the Automotive side, have been redesigning boards throughout the year to get to chips that either we can procure or get to pricing of chips that are lower.So a host of different things have been going on to mitigate the cost increases that we've seen. We don't

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Exhibit 99.2

expect to see that much of an increase over last year for container shipments but we are starting off the year at a much higher point than we started off last year for container cost and freight in. We are dealing with surcharges on outbound freight and inbound as well. But we believe that we're doing everything that we can to mitigate the increases and not -- and avoid further increasing prices.─────────────────────────────────────────────────────────────────────────────────────Thomas Ferris Forte D.A. Davidson & Co., Research Division - MD & Senior Research AnalystExcellent. And for the second (inaudible) question is, can you talk about consumer demand across product categories, Automotive, Consumer electronics. It sounds like what you're describing is that demand is still very strong across all your product lines, but I just wanted to hear that from you.─────────────────────────────────────────────────────────────────────────────────────Patrick M. Lavelle VOXX International Corporation - President, CEO & DirectorYes. Well, we have strong demand. Again, we're -- in many cases, I'll say Consumer first, we're still ramping up production of Onkyo, and we believe that we're not meeting demand at this particular point. And once we're able to start bringing up production, we will be expanding our distribution because there are many markets now that are essentially on hold. So we see strong demand there.And then certainly, the demand for new cars is very, very high, and it really depends on a loosening up of the chip situation with the car manufacturers. I may've mention that even in an economic downturn, they have not met demand and the demand is just building. So, on all sides of our business we see good demand. On the Biometric side, with all the cyber security and everything, we see strong demand there, and we do see more companies moving to a Biometric solution.─────────────────────────────────────────────────────────────────────────────────────Thomas Ferris Forte D.A. Davidson & Co., Research Division - MD & Senior Research AnalystAnd the third and final question. I wanted to hear your current thoughts on M&A. It seems like you're going to be -- if you haven't already presented with some very attractive opportunities, estimate evaluations are starting to come down.─────────────────────────────────────────────────────────────────────────────────────Patrick M. Lavelle VOXX International Corporation - President, CEO & DirectorWe've always been looking and we have our investment bankers that are always bringing us potential acquisitions. That will continue throughout the year. If we decide that we want to move ahead on a particular company, we have the financing in place that would allow us to do that.But first things first, we want to make sure that we can bring in sufficient quantities of our existing products and everything else to meet the demand that we have.─────────────────────────────────────────────────────────────────────────────────────OperatorOur next question will come from the line of Brian Ruttenbur from Imperial Capital.─────────────────────────────────────────────────────────────────────────────────────Brian William Ruttenbur Imperial Capital, LLC, Research Division - Research AnalystSo, let me start off with the settlement, and then I'll jump over to some other questions or potential settlement. It's roughly $40 million that is kind of a worst-case scenario. Is that correct?─────────────────────────────────────────────────────────────────────────────────────Patrick M. Lavelle VOXX International Corporation - President, CEO & DirectorYes.─────────────────────────────────────────────────────────────────────────────────────Brian William Ruttenbur Imperial Capital, LLC, Research Division - Research AnalystAnd would that be paid out as a lump sum as a worst-case scenario, let's say, a year or 2 after all the appeals process goes through kind of the worst work.─────────────────────────────────────────────────────────────────────────────────────Patrick M. Lavelle VOXX International Corporation - President, CEO & DirectorYes, if we were to lose our mitigating, you know, this award, it would be paid out once that decision is made.─────────────────────────────────────────────────────────────────────────────────────Brian William Ruttenbur Imperial Capital, LLC, Research Division - Research AnalystOkay. And then in terms of revenue impact because of this, how does this impact you in terms of having to change your product or anything else in the near-term in terms of kind of 2023 revenue?─────────────────────────────────────────────────────────────────────────────────────Patrick M. Lavelle VOXX International Corporation - President, CEO & DirectorYes. This case is so old. It does not impact us at all from a revenue standpoint.─────────────────────────────────────────────────────────────────────────────────────Brian William Ruttenbur Imperial Capital, LLC, Research Division - Research AnalystOkay. Good. Then I'll move on to another line of questioning real quick. In terms of your long-term guidance, that you gave a little while ago, of getting to $1 billion and talking about that kind of growth. Are you still out there behind that? And you still see that that as a goal?─────────────────────────────────────────────────────────────────────────────────────Patrick M. Lavelle VOXX International Corporation - President, CEO & DirectorAbsolutely. With the additional awards that we've won from Ford now, we are talking to a number of other car manufacturers that have interest in purchasing from us. We're talking to them if we can work out a deal, we'll be adding to that business.And as I've said repeatedly, we expect that the Onkyo business for us could exceed $200 million in sales, as we ramp up, as we're able to procure more parts and everything else. So when I do the math from where we are to add the additional business, most of the awards that we've won in automotive are ahead of us.So we expect to see strong growth in the Automotive business as these programs launch, as the car manufacturers get back to somewhat of a normal market where they can produce the number of vehicles that they want to produce. That all bodes well for sales increases over the next few years. And when I do the math, it will exceed $1 billion.─────────────────────────────────────────────────────────────────────────────────────Brian William Ruttenbur Imperial Capital, LLC, Research Division - Research AnalystOkay. And then last question is on '23 guidance. It was kind of open-ended. Can you talk about single-digit growth, double-digit growth? What kind of margin expansion -- is there any parameters that you could -- I know there's a lot of unknowns out there given the supply (inaudible).─────────────────────────────────────────────────────────────────────────────────────Patrick M. Lavelle VOXX International Corporation - President, CEO & DirectorYes, there's a lot of unknowns. Again, demand remains strong. We can see double-digit growth. Again, it all depends on whether or not we're going to get the componentry that we need, which we think we will -- the big caveat that's out there is whether or not we have COVID shutdowns, which starts delaying shipments out of the ports, which -- it's really unpredictable what China may do with their COVID policy. So those are the things that are out there, but the demand remains strong in each one of the segments that we're in.As I mentioned, the Stellantis program, if they agree to our modification on our proposal for a new board and chip, we could have that ready for them in August, and that would give us good growth. Because right now, where it stands with the TI and the chip allocation we've received, they're going to be out for the second half of the year if they don't move ahead with our new proposal. So they do that, I think we'll have significant growth this year.─────────────────────────────────────────────────────────────────────────────────────Operator(Operator Instructions) Our next question comes from the line of Alex Albertini from Expo Capital.─────────────────────────────────────────────────────────────────────────────────────Alex Albertini Axebrook Capital - I'm just wondering, can you just provide us with a bit of color on the inventory build. So I'm just looking at that inventories actually have been up over the quarter and through the holiday period. And that's one thing. So we've actually -- I mentioned this last time as we track your imports coming through sources like Panjiva, looks like you're bringing in less product, but inventory is slightly up.And then the other question I had is, if you can tell us a bit more about what Onkyo has contributed to top line so far? So when I break down that top line figure this quarter, how much of that is coming out of the new business you've acquired? And I'm just trying to get a feel for what like-for-like sales are stripping out Onkyo or adjusting for Onkyo?─────────────────────────────────────────────────────────────────────────────────────Charles Michael Stoehr VOXX International Corporation - Senior VP, CFO & DirectorPat, do you want me to take the inventory?─────────────────────────────────────────────────────────────────────────────────────Patrick M. Lavelle VOXX International Corporation - President, CEO & DirectorYes, you can talk about the inventory.─────────────────────────────────────────────────────────────────────────────────────Charles Michael Stoehr VOXX International Corporation - Senior VP, CFO & DirectorAll right. In the inventory position of the company, approximately greater than 60% is related to the Consumer group. And of that, we have a larger portion of float than we normally do, and that's the inbound product that's coming in to us because of our transit times have moved up.─────────────────────────────────────────────────────────────────────────────────────Alex Albertini Axebrook Capital - Okay. I see.─────────────────────────────────────────────────────────────────────────────────────Patrick M. Lavelle VOXX International Corporation - President, CEO & DirectorWe're carrying an extra 60 days of inventory. Just to -- it used to take us 30 days to bring in inventory from overseas. Now in order to be sure of your guidance to your customers, we're now being forced to bring -- give ourselves 90 days.─────────────────────────────────────────────────────────────────────────────────────Alex Albertini Axebrook Capital - And are you guys on purely on exposed to spot rates? Or do you have some capacity attracted?─────────────────────────────────────────────────────────────────────────────────────Patrick M. Lavelle VOXX International Corporation - President, CEO & DirectorNo, we have contracted carriers and stuff like that. We go on spot rates when sales spike or there's some issue with marketplace, stuff like that.As far as Onkyo, through our 11 TC operation, we grew by almost $47 million in sales year-over-year. So we expect that, that would continue to grow at very strong levels. The only thing holding us back is the ability for our manufacturing partner, Sharp, to be able to ramp up production. Part of the problem of ramping up production, obviously, is getting and securing the chips and parts and everything that we need. But it is getting better every month.And we anticipate that the supply that we will receive will give us significant growth within this category. There are many markets where inventory is dry. And as soon as we're able to be able to secure that, we'll be able to secure some long-term business in those marketplaces.─────────────────────────────────────────────────────────────────────────────────────Operator(Operator Instructions) And I'm not showing any further questions in the queue. This concludes today's conference call. Thank you for participating. You may now disconnect. Everyone, have a great day.─────────────────────────────────────────────────────────────────────────────────────Patrick M. Lavelle VOXX International Corporation - President, CEO & DirectorThank you all for your interest in VOXX. I look forward to this year, and I appreciate the time you've taken today. Have a good day.─────────────────────────────────────────────────────────────────────────────────────

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Exhibit 99.2

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Exhibit 99.2

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DISCLAIMERRefinitiv reserves the right to make changes to documents, content, or other information on this web site without obligation to notify any person of such changesIn the conference calls upon which Event Briefs are based, companies may make projections or other forward-looking statements regarding a variety of items. Such forward-looking statements are based upon current expectations and involve risks and uncertainties. Actual results may differ materially from those stated in any forward-looking statement based on a number of important factors and risks, which are more specifically identified in the companies' most recent SEC filings. Although the companies may indicate and believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate or incorrect and, therefore, there can be no assurance that the results contemplated in the forward-looking statements will be realized.THE INFORMATION CONTAINED IN EVENT BRIEFS REFLECTS REFINITIV'S SUBJECTIVE CONDENSED PARAPHRASE OF THE APPLICABLE COMPANY'S CONFERENCE CALL AND THERE MAY BE MATERIAL ERRORS, OMISSIONS, OR INACCURACIES IN THE REPORTING OF THE SUBSTANCE OF THE CONFERENCE CALLS. IN NO WAY DOES REFINITIV OR THE APPLICABLE COMPANY ASSUME ANY RESPONSIBILITY FOR ANY INVESTMENT OR OTHER DECISIONS MADE BASED UPON THE INFORMATION PROVIDED ON THIS WEB SITE OR IN ANY EVENT BRIEF. USERS ARE ADVISED TO REVIEW THE APPLICABLE COMPANY'S CONFERENCE CALL ITSELF AND THE APPLICABLE COMPANY'S SEC FILINGS BEFORE MAKING ANY INVESTMENT OR OTHER DECISIONS.©2022 Refinitiv. All Rights Reserved.